CARPENTER TECHNOLOGY CORPORATION 4th Quarter Fiscal Year 2022 Earnings Call July 28, 2022 Exhibit 99.1

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2021, Form 10-Q for the quarters ended September 30, 2021, December 31, 2021 and March 31, 2022 and the exhibits attached to those filings. They include but are not limited to:(1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology's business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology's pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology's manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) uncertainty regarding the return to service of the Boeing 737 MAX aircraft and the related supply chain disruption; (17) potential impacts of the COVID-19 pandemic on our operations, financial results and financial position; (18) our efforts and efforts by governmental authorities to mitigate the COVID-19 pandemic, such as travel bans, shelter in place orders and business closures, and the related impact on resource allocations and manufacturing and supply chains; (19) our ability to execute our business continuity, operational, budget and fiscal plans in light of the COVID-19 pandemic; and (20) our ability to successfully carry out restructuring and business exit activities on the expected terms and timelines. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology's results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology's consolidated financial information but is not presented in Carpenter Technology's financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2022 CRS Holdings Inc. All rights reserved.

4th QUARTER FISCAL YEAR 2022 Tony Thene | President and Chief Executive Officer

Safety is Our Highest Value Total Case Incident Rate (TCIR) © 2022 CRS Holdings Inc. All rights reserved.

Demand conditions across end-use markets remain solid: Strong bookings drove backlog growth of 29% sequentially and 191% year-over-year Continue to capture share & price gain through contract negotiations; base prices recently increased 12-15% on transactional business SAO segment operating results driven by higher shipment volumes to meet market demand PEP segment continues to demonstrate positive operating income and growth, largely driven by the Medical end-use market Generated $65 million of free cash flow; liquidity remains healthy at $448 million Strong Demand Across End-Use Markets and Increasing Volumes Driving Momentum into Fiscal Year 2023 © 2022 CRS Holdings Inc. All rights reserved. Fourth Quarter Summary

Fourth Quarter End-Use Market Highlights

MARKET	Q4-22 NET SALES EX. SURCHARGE ($M)*	%	VS. Q4-21	VS. Q3-22	COMMENTS
AEROSPACE & DEFENSE	$178.5	44%	+8%	+17%	• Global travel demand continues to improve, driven by recovery in air traffic • Supply chain continues to ramp production, with high output increases targeted • Significant orders & extending industry lead times; large volumes of material wanted sooner
MEDICAL	$53.7	13%	+41%	+16%	• Recovery continues in elective surgeries with hospital staffing levels improving • Customers focused on increasing stock levels with growing demand • Supply chains evaluating risks and sourcing strategies due to global events
TRANSPORTATION	$32.9	8%	-10%	+2%	• Light-duty demand remains very high; chip-related production issues are improving but global inflation a challenge to supply chains • Heavy-duty sub-market experiencing build challenges in North America and China due to chip shortages and COVID-19 lockdowns in China
ENERGY	$21.0	5%	+57%	-9%	• Oil & gas needs at high levels with increasing capital expenditure outlook; North America rig count up 61% year-over-year • Increasing need for advanced solutions to reach oil & gas • Continue to manage power generation maintenance cycles
INDUSTRIAL & CONSUMER	$82.4	20%	+22%	+0%	• Ongoing strong demand across industrial sub-markets, especially semiconductor and infrastructure • Consumer demand remains robust, especially for material from new hot strip mill at Reading, PA facility

*Excludes sales through Carpenter's Distribution businesses.

© 2022 CRS Holdings Inc. All rights reserved.

6

4th QUARTER FISCAL YEAR 2022 FINANCIAL OVERVIEW AND BUSINESS UPDATE Tim Lain | Senior Vice President and Chief Financial Officer

Income Statement Summary Performance reflects strengthening demand & increasing volumes *Detailed schedule included in Non-GAAP Schedules in Appendix. © 2022 CRS Holdings Inc. All rights reserved. $ millions, except pounds and per-share amounts Q4-22 Q4-21 Q3-22 YEAR-OVER-YEAR CHANGE SEQUENTIAL CHANGE Pounds (‘000) 51,760 47,968 49,740 3,792 2,020 Net Sales 563.8 421.6 489.0 142.2 74.8 Net Sales ex. Surcharge Revenue* 403.2 348.1 369.0 55.1 34.2 Gross Profit (Loss) 72.0 (21.3) 39.5 93.3 32.5 Selling, General and Administrative Expenses 47.4 47.9 38.4 (0.5) 9.0 Operating Income (Loss) 24.6 (70.7) 1.1 95.3 23.5 Special Items included in Operating Income (Loss) (9.7) 58.2 (2.7) (67.9) (7.0) Operating Income (Loss) ex. Special Items* 14.9 (12.5) (1.6) 27.4 16.5 % of Net Sales ex. Surcharge Revenue and Special Items* 3.7% -3.6% -0.4% 7.3% 4.1% Effective Tax Rate 51.9% 27.7% 9.6% 24.2% 42.3% Net Income (Loss) 2.6 (57.1) (7.5) 59.7 10.1 Diluted Earnings (Loss) per Share $0.05 ($1.18) ($0.16) $1.23 $0.21 Adjusted Diluted Earnings (Loss) per Share* $0.00 ($0.28) ($0.20) $0.28 $0.20

Net sales excluding surcharge increased 9% sequentially on 4% higher volumes, and increased 13% year-over-year on 8% higher volumes Adjusted operating income increased 163% sequentially driven by higher net sales in key end-use markets of Aerospace and Defense and Medical Focus on maximizing throughput and productivity in key flow paths and optimizing operations across facilities to keep pace with growing demand Q1-23 operating income expected to be similar to adjusted Q4-22 operating income ($18 million to $20 million) © 2022 CRS Holdings Inc. All rights reserved. Q4 OPERATING RESULTS   Q4-22 Q4-21 Q3-22 vs Q4-21 vs Q3-22 Pounds ('000) 51,626 47,712 49,872 3,914 1,754 Net Sales ($M) 484.9 361.5 418.0 123.4 66.9 Net Sales ex. Surcharge ($M)* 327.2 289.9 300.0 37.3 27.2 Operating Income (Loss) ($M) 30.0 (47.3) 5.8 77.3 24.2 Adjusted Operating Income ($M)* 20.0 2.7 7.6 17.3 12.4 Operating Margin 6.2% -13.1% 1.4% 19.3% 4.8% Adj. Operating Margin Excl. Surcharge Revenue and Special Items* 6.1% 0.9% 2.5% 5.2% 3.6% SAO Segment Summary * Detailed schedule included in Non-GAAP schedules in Appendix Q4-22 business results Q1-23 outlook

Net sales excluding surcharge increased 23% year-over-year and 8% sequentially due to higher pricing and improved demand, particularly for Titanium materials used in Medical applications Adjusted operating income increased 82% sequentially driven by improving results across all business units due primarily to higher shipments Demand conditions expected to remain strong with expected sequential net sales growth driven by Dynamet Titanium business Ongoing focus on managing operating costs tightly while ensuring we can meet strong customer demand Q1-23 operating income expected to be in range of $7 million to $9 million * Pounds includes only Dynamet and Additive businesses © 2022 CRS Holdings Inc. All rights reserved. Q4-22 business results Q1-23 outlook Q4 OPERATING RESULTS Q4-22 Q4-21 Q3-22 vs Q4-21 vs Q3-22 Pounds ('000)* 2,808 2,912 2,706 (104) 102 Net Sales ($M) 95.8 77.5 88.4 18.3 7.4 Net Sales ex. Surcharge ($M) ** 92.9 75.6 86.4 17.3 6.5 Operating Income (Loss) ($M) 10.3 (2.3) 4.2 12.6 6.1 Adjusted Operating Income ($M) ** 8.2 2.8 4.4 5.2 3.6 Operating Margin 10.8% -3.0% 4.8% 13.8% 6.0% Adj. Operating Margin Excl. Surcharge Revenue and Special Items ** 8.8% 3.7% 5.1% 5.1% 3.7% PEP Segment Summary ** Detailed schedule included in Non-GAAP schedules in Appendix

Free Cash Flow Summary Total liquidity remains healthy The clerical accuracy of certain amounts may be impacted due to rounding. *Detailed schedule included in Non-GAAP Schedules in Appendix. © 2022 CRS Holdings Inc. All rights reserved. $ millions Q1-22 Q2-22 Q3-22 Q4-22 FY22 FY21 Net Income (Loss) + Non-Cash Items 11 (5) 21 59 86 29 Inventory (67) (43) 8 30 (72) 239 Working Capital / Other 9 (41) 6 19 (8) 2 Total Net Working Capital / Other (58) (84) 14 48 (80) 241 Pension Plan Contributions - - - - - (20) Net Cash (Used for) Provided from Operating Activities (47) (89) 35 107 6 250 Purchases of Property, Plant, Equipment and Software (14) (19) (25) (33) (91) (101) Proceeds from Disposals of Property, Plant and Equipment and Assets Held for Sale - 2 - - 2 2 Proceeds from Divestiture of Business - - - - - 20 Dividends Paid (10) (10) (10) (9) (39) (39) Free Cash Flow * (71) (116) 0 65 (122) 132 Cash (Q3-22 excludes proceeds used in Q4-22) 213 97 94 154 287 Available Borrowing Under Credit Facility 295 295 294 294 295 Total Liquidity 508 392 388 448 582

© 2022 CRS Holdings Inc. All rights reserved. $ in millions FY22 FY23 ESTIMATE Depreciation and Amortization $131 ~$132 Capital Expenditures $91 ~$100 Required Minimum Pension Contributions $ - $ - Net Pension (Income) Expense ($7) ~$20 Interest Expense $45 ~$51 Effective Tax Rate 22% 22-24% Selected Fiscal Year 2023 Guidance

4th QUARTER FISCAL YEAR 2022 CLOSING COMMENTS Tony Thene | President and Chief Executive Officer

Fourth Quarter Recap Growing backlog, driven by strong bookings, with solid demand across end-use markets, especially in Aerospace, Defense and Medical applications Ramping operations and deploying the Carpenter Operating model to maximize productivity across facilities, with improving margins Addressing supply chain challenges by working closely with vendors to ensure reliable supply of materials Offsetting inflationary pressures through increased prices on contractual and transactional business Ample liquidity, further bolstered by cash flow generation; no significant near-term required minimum pension contributions or debt maturities Capabilities in emerging areas including electrification and additive manufacturing provide long-term growth opportunities Positioned for Growth with Strong Demand Across End-Use Markets © 2022 CRS Holdings Inc. All rights reserved.

Underlying fundamentals and growth opportunities driving near-term and long-term outlook

Strong demand for core business driving near-term growth

Accelerating recovery ramp driving up backlog


Backlog
+191%
+29%
Q4 19
Q4 20
Q1 21
Q2 -21
Q3 -21
Q4 -21
Q1 -22
Q2 -22
Q3 -22
Q4 -22

Positive near-term outlook across each of our end-use markets

Rate of recovery and growth varies by end-use market

Material solutions supporting megatrends for long-term growth

MARKET	OUTLOOK
AEROSPACE	Will exceed pre-COVID-19 levels, with growing global travel demand
DEFENSE	Government spend expected to rise with increased global geo-political uncertainty
MEDICAL	Improved patient outcomes and aging population driving demand
TRANSPORTATION	Improved vehicle energy and fuel efficiency requiring innovative solutions
ENERGY	Shift to lower carbon-intensive energy sources requiring new material solutions
INDUSTRIAL	Industry 4.0 requires semiconductors & high-quality fluid control
CONSUMER	More devices, more connectivity with better wireless performance

Investing in new platforms to accelerate growth

Market leader in power dense solutions and soft magnetic material for Aerospace APUs

Increasing experimentation and pull for our power dense solutions across markets

- eVTOL and regional hybrid-electric aircraft
- Electric vehicles with higher power needs (e.g. supercars)
- Range of defense applications requiring power dense motors

Customers pulling us into manufacturing motor stacks using our material

- Currently in prototype and low-rate initial production volumes

CARPENTER TECHNOLOGY © 2022 CRS Holdings LLC. All rights reserved.

15

APPENDIX OF NON-GAAP SCHEDULES

Non-GAAP Schedules

Adjusted diluted earnings (loss) per share

$ millions, except per-share amounts	Q4-22	Q4-21	Q3-22	FY22	FY21
Diluted Earnings (Loss) per Share	$0.05	($1.18)	($0.16)	($1.01)	($4.76)
Net Income (Loss)	2.6	(57.1)	(7.5)	(49.1)	(229.6)
Special Items, net of tax:					
LIFO decrement	-	37.3	-	-	37.3
COVID-19 costs	0.6	2.1	1.6	4.6	12.3
COVID-19 employee retention credits	(9.9)	-	-	(9.9)	-
Inventory write-downs from restructuring	-	1.2	-	-	3.2
Acquisition-related contingent liability release	-	-	(3.6)	(3.6)	-
Environmental site charge	1.9	-	-	1.9	-
Restructuring and asset impairment charges	-	1.1	-	-	12.6
Goodwill impairment	-	-	-	-	52.7
Debt extinguishment losses, net	4.7	-	-	4.7	6.2
Pension settlement charges	-	1.9	-	-	8.6
Special Items, net of tax	(2.7)	43.6	(2.0)	(2.3)	132.9
Net Loss Excluding Special Items	(0.1)	(13.5)	(9.5)	(51.4)	(96.7)
Adjusted Diluted Earnings (Loss) per Share	$0.00	($0.28)	($0.20)	($1.06)	($2.01)

Management believes that earnings (loss) per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2022 CRS Holdings Inc. All rights reserved.
17

Non-GAAP Schedules

Adjusted operating margin, excluding surcharge revenue and special items

$ millions	Q4-22	Q4-21	Q3-22	FY22	FY21
Net sales	563.8	421.6	489.0	1,836.3	1,475.6
Less: surcharge revenue	160.6	73.5	120.0	436.3	222.8
Net sales excluding surcharge revenue	**403.2**	**348.1**	**369.0**	**1,400.0**	**1,252.8**
Operating income (loss)	**24.6**	**(70.7)**	**1.1**	**(24.9)**	**(248.6)**
Special items:					
LIFO decrement	-	52.2	-	-	52.2
COVID-19 costs	0.6	2.9	2.0	5.9	17.3
COVID-19 employee retention credits	(12.7)	-	-	(12.7)	-
Inventory write-downs from restructuring	-	1.6	-	-	4.2
Acquisition-related contingent liability release	-	-	(4.7)	(4.7)	-
Environmental site charge	2.4	-	-	2.4	-
Restructuring and asset impairment charges	-	1.5	-	-	16.6
Goodwill impairment	-	-	-	-	52.8
Special Items	(9.7)	58.2	(2.7)	(9.1)	143.1
Operating Income (Loss) Excluding Special Items	**14.9**	**(12.5)**	**(1.6)**	**(34.0)**	**(105.5)**
Operating Margin	**4.4%**	**-16.8%**	**0.2%**	**-1.4%**	**-16.8%**
Adjusted Operating Margin Excluding Surcharge Revenue and Special Items	**3.7%**	**-3.6%**	**-0.4%**	**-2.4%**	**-8.4%**

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2022 CRS Holdings Inc. All rights reserved.
18

Non-GAAP Schedules

Adjusted segment operating margin, excluding surcharge revenue and special items

$ millions	SAO Q4-22	SAO Q4-21	SAO Q3-22	PEP Q4-22	PEP Q4-21	PEP Q3-22
Net sales	484.9	361.5	418.0	95.8	77.5	88.4
Less: surcharge revenue	157.7	71.6	118.0	2.9	1.9	2.0
Net sales excluding surcharge revenue	**327.2**	**289.9**	**300.0**	**92.9**	**75.6**	**86.4**
Operating income (loss)	**30.0**	**(47.3)**	**5.8**	**10.3**	**(2.3)**	**4.2**
Special items:						
LIFO decrement	-	47.9	-	-	4.3	-
COVID-19 costs	0.6	2.1	1.8	-	0.8	0.2
COVID-19 employee retention credits	(10.6)	-	-	(2.1)	-	-
Special Items	(10.0)	50.0	1.8	(2.1)	5.1	0.2
Operating Income Excluding Special Items	**20.0**	**2.7**	**7.6**	**8.2**	**2.8**	**4.4**
Operating Margin	**6.2%**	**-13.1%**	**1.4%**	**10.8%**	**-3.0%**	**4.8%**
Adjusted Operating Margin Excluding Surcharge Revenue and Special Items	**6.1%**	**0.9%**	**2.5%**	**8.8%**	**3.7%**	**5.1%**

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY
© 2022 CRS Holdings Inc. All rights reserved.
19

Non-GAAP Schedules Free cash flow © 2022 CRS Holdings Inc. All rights reserved. $ millions Q1-22 Q2-22 Q3-22 Q4-22 FY22 FY21 Net Cash (Used for) Provided from Operating Activities (47.0) (89.2) 35.3 106.9 6.0 250.0 Purchases of Property, Plant, Equipment and Software (14.4) (19.1) (25.1) (32.8) (91.3) (100.5) Proceeds from Disposals of Property, Plant and Equipment and Assets Held for Sale - 1.8 - 0.3 2.2 1.6 Proceeds from Divestiture of Business - - - - - 20.0 Dividends Paid (9.8) (9.8) (9.8) (9.8) (39.2) (39.1) Free Cash Flow (71.2) (116.3) 0.4 64.6 (122.3) 132.0 Management believes that the free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding.

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact your nearest sales office: info@cartech.com | 610 208 2000 carpentertechnology.com